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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 29, 1999

                             HARCOURT GENERAL, INC.

                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                    1-4925                   04-1619609
(State or Other Jurisdiction      (Commission                (IRS Employer
     of Incorporation)            File Number)              Identification No.)


27 Boylston Street, Chestnut Hill, Massachusetts                    02467
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    (Address of Principal Executives Offices)                     (Zip Code)

                                 (617) 232-8200
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              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

     On September 29, 1999, Harcourt General, Inc. issued a press release regarding the receipt of a favorable ruling from the Internal Revenue Service stating that the planned distribution of shares it holds in The Neiman Marcus Group, Inc. could be completed on a tax-free basis. On October 1, 1999, Harcourt General, Inc. issued a press release regarding the declaration of a dividend to its common stockholders of such shares. Copies of these press releases are filed herein as Exhibit 99.1 and 99.2, respectively. Such documents are incorporated by reference into this Item 5 and the foregoing descriptions are qualified in their entirety by reference to such Exhibits.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

Exhibit   Description

99.1 Press Release, dated September 29, 1999, regarding the receipt of the ruling from the Internal Revenue Service.

99.2 Press Release, dated October 1, 1999, regarding the declaration of a dividend to the common stockholders of Harcourt General, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HARCOURT GENERAL, INC.

Dated: October 4, 1999                  By: /s/ Eric P. Geller
                                           -------------------------------------
                                              Eric P. Geller
                                              Senior Vice President, General
                                              Counsel and Secretary
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                                 EXHIBIT INDEX

Exhibit       Description
-------       -----------
99.1          Press Release, dated September 29, 1999, regarding the receipt of the ruling from the Internal Revenue Service.

99.2 Press Release, dated October 1, 1999, regarding the declaration of a dividend to the common stockholders of Harcourt General, Inc.